Exhibit 10.2

EXECUTION VERSION

RIGHT OF FIRST REFUSAL

AGREEMENT

THIS RIGHT OF FIRST REFUSAL AGREEMENT (this “Agreement”), is made as of May 13, 2024 by and among Genasys Inc., a Delaware corporation (the “Borrower”), and the Lenders (as defined below). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement (as defined below).

WHEREAS, the Borrower has entered into that certain Term Loan and Security Agreement as of even date herewith with Cantor Fitzgerald Securities, as Agent, pursuant to which Lenders have agreed to make a term loan in the aggregate principal amount of $15,000,000 to the Borrower (the “Loan Agreement”); and

WHEREAS, the Borrower desires to grant and Lenders desire to accept a right of first refusal with respect to the Borrower’s raising debt or equity capital on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree, subject to the satisfaction of the conditions set forth herein, as follows:

ARTICLE I

CERTAIN DEFINITIONS

“Debt Security” means any agreement, instrument, document, indenture, bond, note, or other writing evidencing or concerning Indebtedness or Obligations, or any guaranty of thereof, and any options, preemptive rights, or other rights to acquire such Indebtedness or Obligations, whether secured or unsecured and whether or not a “security” under the securities laws of the United States.

“Equity Security” means any shares of capital stock and any other securities convertible into, or exchangeable or exercisable for, such shares of capital stock, and any warrants, options, calls, preemptive rights, or other rights to acquire such shares of capital stock, and any securities issued in respect thereof, or in substitution therefor.

“Independent Third Party” means, with respect to the Borrower, any Person who is not an Affiliate of the Borrower (other than Lenders).

ARTICLE II

RIGHT OF FIRST REFUSAL

Section 2.01     Right of First Refusal.

(a)          Right of First Refusal. From and after the date hereof and until twelve (12) months from the date hereof, each time the Borrower or a controlled Affiliate thereof seeks to refinance any Obligations or seeks to raise any debt or equity financing or other capital from, or receives a financing term sheet or other offer that the Borrower or its Affiliate desires to accept for or related to the raising of debt or equity financing or other capital from, an Independent Third Party, in a private or public transaction or series of transactions, including, without limitation, the offer or sale of any debt or equity “security” as defined by applicable securities laws, including, without limitation, any (x) Equity Security or (y) Debt Security (each, a “Third Party Financing Offer”), the Borrower shall give written notice of such Third Party Financing Offer, as set forth below, no later than the Business Day following receipt of such Third Party Financing Offer.

(b)         ROFR Notice.

(i)           The Borrower’s written notice (a “ROFR Notice”) shall be delivered in accordance with this Agreement and shall state that the Borrower or its controlled Affiliate has received a bona fide Third Party Financing Offer it intends to accept and set forth in reasonable detail a description of the terms and conditions of such Third Party Financing Offer, including

(A)          the identity of the Independent Third Party who made such Third Party Financing Offer:

(B)          a description of the Debt Security and/or Equity Securities subject to such Third Party Financing Offer including, without limitation, any warrants, options, calls, preemptive rights, or other rights (the “Subject Securities”);

(C)          with respect to any Debt Securities, the principal amount, interest rate, all other pricing terms, the term and other material terms and conditions of such Debt Securities;

(D)          with respect to any Equity Securities, the per share purchase price for the Subject Securities, all other pricing terms, the term and other material terms and conditions of such Equity Securities;

(E)          a description of any non-cash consideration in sufficient detail to permit the valuation thereof; and

(F)           the proposed date of the closing of the financing contemplated by such Third Party Financing Offer, which shall not be less the thirty (30) days of the ROFR Notice.

(ii)          The ROFR Notice shall constitute the Borrower’s offer to issue the Subject Securities to or the Borrower’s request to obtain loans or other debt financing from the Lenders on the terms and conditions set forth in such ROFR Notice, which offer shall be irrevocable for a period of 10 Business Days from the date of delivery of the ROFR Notice (the “ROFR Notice Period”).

(iii)         By delivering the ROFR Notice, the Borrower represents and warrants to the Lenders that: (x) such Third Party Financing Offer is a bona fide arm’s length offer from an Independent Third Party, which the Borrower intends to consummate; and (y) the Borrower has the necessary power and authority to issue the Subject Securities or otherwise obtain the loans or other debt financing as contemplated by the Third Party Financing Offer.

(c)          Exercise of Right of First Refusal.

(i)       Upon receipt of any ROFR Notice, the Lenders shall have until the end of the ROFR Notice Period to deliver a written notice (a “ROFR Exercise Notice”) to the Borrower stating that the Lenders are exercising their right to purchase all (but not less than all) of the Subject Securities or, as applicable, make all (but not less than all) of the requested loans on the terms and conditions specified in such ROFR Notice (it being understood that although the terms and conditions are required to be on the same or better pricing and other terms and conditions, such pricing, terms and conditions may be set forth in documentation prepared by Lenders and reasonably acceptable to Borrower).

(ii)      Any ROFR Exercise Notice so delivered shall set forth the terms and conditions, including any same or better pricing and other terms and conditions, of the Lenders’ financing proposal for the Borrower (“Lender Financing Proposal”).

(iii)     Within five (5) Business Days following the receipt by the Borrower of the Lender Financing Proposal, the Borrower and the Lenders shall enter into good faith negotiations to enter into a mutually acceptable definitive agreement(s) to consummate the Lender Financing Proposal in accordance with the terms and conditions thereof within forty-five (45) Business Days following the beginning of such negotiations (the “Lender Financing Period”).

(d)          Financing with Independent Third Party. If the Lenders do not deliver a ROFR Exercise Notice during the ROFR Notice Period or a mutually acceptable agreement among the Borrower and Lenders is not entered into within the duration of the Lender Financing Period, then the Borrower may, during the 60 Business Day period immediately following the expiration of the ROFR Notice Period or the Lender Financing Period, as applicable (the “ROFR Completion Period”), seek to close the Third Party Financing Offer identified in the ROFR Notice on terms and conditions no more favorable to such Independent Third Party than those offered to the Lenders. If the Borrower does not consummate such Third Party Financing Offer within the ROFR Completion Period, the rights provided hereunder shall be deemed revived, and the Borrower shall not enter into a financing arrangement or issue the Subject Securities or any other securities, including Debt Securities and/or Equity Securities, to the Independent Third Party unless first offered to the Lenders in accordance with this Section 2.01(d).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01     Representations of the Parties. Each party represents and warrants that:

(a)           It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement and to carry out the transactions contemplated hereby.

(b)          The execution, delivery, and performance by such party have been duly authorized by all necessary action on the part of such Loan Party.

(c)          The execution, delivery, and performance of this Agreement do not and will not (i)    violate the Governing Documents of any party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any such party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a breach of or default under any agreement, or (iii) require any approval or consent of any Person.

ARTICLE IV

MISCELLANEOUS

Section 4.01     Term. This Agreement shall remain in full force and effect through the first anniversary of the date above first written and shall automatically terminate at the end of such first anniversary date.

Section 4.02     Amendment. This Agreement may not be terminated or modified in any way nor shall any right or obligation of any party hereto be waived or modified, except by a writing signed and delivered by each such party (or its successors and/or permitted assigns).

Section 4.03     Choice of Law and Venue; Jury Trial Waiver.

(a)           THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO AS WELL AS ALL CLAIMS, CONTROVERSIES OR DISPUTES ARISING UNDER OR RELATED TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b)           THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE TRIED AND LITIGATED IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK AND THE COUNTY OF NEW YORK, STATE OF NEW YORK. EACH PARTY WAIVES TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 4.03(b).

(c)          TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND EACH LENDER PARTY HERETO HEREBY WAIVES THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE BORROWER AND EACH LENDER REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 4.04     Entire Agreement. This Agreement and the other Loan Documents constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and thereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

Section 4.05     Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

Section 4.06     Assignment of Rights.

(a)          The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b)          The rights of the Lenders hereunder are not assignable without the Borrower’s written consent (which shall not be unreasonably withheld, delayed or conditioned), except (i) by a Lender to any Affiliate, or (ii) to an assignee or transferee who is a Lender or an Affiliate thereof, it being acknowledged and agreed that any such assignment, including an assignment contemplated by the preceding clauses (i) or (ii) shall be subject to and conditioned upon any such assignee’s delivery to the Borrower and the other Lenders of a counterpart signature page hereto pursuant to which such assignee shall confirm its agreement to be subject to and bound by all of the provisions set forth in this Agreement that were applicable to the assignor of such assignee.

(c)          Except in connection with an assignment by the Borrower by operation of law to the acquirer of the Borrower, the rights and obligations of the Borrower hereunder may not be assigned under any circumstances.

Section 4.07     Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Section 4.08     Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 4.09     Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 4.10     Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Lender shall be entitled to specific performance of the agreements and obligations of the Borrower hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered under seal as of the date first above written.

BORROWER:

GENASYS INC.

By:	/s/ Richard S. Danforth
Name: Richard S. Danforth
Title: Chief Executive Officer

LENDERS:

Whitebox Multi-Strategy Partners, LP
By:	Whitebox Advisors LLC, its investment manager

By:	/s/ Andrew M. Thau
Name:	Andrew M. Thau
Title:	Managing Director

Whitebox Relative Value Partners, LP
By:	Whitebox Advisors LLC, its investment manager

By:	/s/ Andrew M. Thau
Name:	Andrew M. Thau
Title:	Managing Director

Pandora Select Partners, LP
By:	Whitebox Advisors LLC, its investment manager

By:	/s/ Andrew M. Thau
Name:	Andrew M. Thau
Title:	Managing Director

Whitebox GT Fund, LP
By:	Whitebox Advisors LLC, its investment manager

By:	/s/ Andrew M. Thau
Name:	Andrew M. Thau
Title:	Managing Director